EXHIBIT 8.1.1


                                   WESTERN UNION(R) SWIFTPAY(R) SERVICE APPLICATION AND AGREEMENT
                                   --------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
1. LEGAL NAME OF ENTITY:                                             Contact (person signing contract):
------------------------------------------------------------------------------------------------------------------------------------
Morgan Beaumont Inc.                                                 Erik Jensen
------------------------------------------------------------------------------------------------------------------------------------
DBA:                                                                 Title:
------------------------------------------------------------------------------------------------------------------------------------
                                                                     President
------------------------------------------------------------------------------------------------------------------------------------
Address:                                                             Floor/Suite:
------------------------------------------------------------------------------------------------------------------------------------
6015 31st Street East                                                102
------------------------------------------------------------------------------------------------------------------------------------
City:                                                                State:                                  Zip Code:
------------------------------------------------------------------------------------------------------------------------------------
Bradenton                                                            Florida                                 34203
------------------------------------------------------------------------------------------------------------------------------------
     TELEPHONE:                                                      Fax:
------------------------------------------------------------------------------------------------------------------------------------
941-753-2875                                                         941-753-2817
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3. SIC CODE: Company Website URL:
------------------------------------------------------------------------------------------------------------------------------------
                                                                     www.morganbeaumont.com
------------------------------------------------------------------------------------------------------------------------------------
4. TAX ID NUMBER (TIN):                                              Type of Entity: (Circle one or fill in)
------------------------------------------------------------------------------------------------------------------------------------
xx-xxxxxxx                                                           Corporation
------------------------------------------------------------------------------------------------------------------------------------
5. TYPE OF BUSINESS:
------------------------------------------------------------------------------------------------------------------------------------
     Stored Value
------------------------------------------------------------------------------------------------------------------------------------
6. CLIENT'S BANK:                                                    Routing and Transit Number (FRABA):
------------------------------------------------------------------------------------------------------------------------------------
xxxxxxx xxxxxxxx xxxxxxx                                             xxxxxxxxx
------------------------------------------------------------------------------------------------------------------------------------
     Address:                                                        Account No.:
------------------------------------------------------------------------------------------------------------------------------------
xxxx xxxxx xxx                                                       xxxxxxxxxxx
------------------------------------------------------------------------------------------------------------------------------------
City:                                                                State:                                  Zip Code:
------------------------------------------------------------------------------------------------------------------------------------
xxxxx xxxxxxxxxx                                                     AL                                      xxxxx
------------------------------------------------------------------------------------------------------------------------------------
7. CLIENT'S MINIMUM  MONTHLY SWIFTPAY TRANSACTION VOLUME:            Existing Customer Base                  Potential Customer Base
------------------------------------------------------------------------------------------------------------------------------------
   [X] 500-999 [ ] 1,000-2,500 [ ] 2,500-5,000 [ ] 5,000 plus
------------------------------------------------------------------------------------------------------------------------------------


Client must provide us with a written description of its compliance program relating to the prepaid card program, most recent Annual Report together with the signed Agreement, including the Terms and Conditions, and the completed Credit Application attached hereto for Western Union review. Client agrees to provide to Western Union updated compliance program description, financial statements and other Credit Application information throughout the term of this Agreement and upon request.

CLIENT: MORGAN BEAUMONT, INC.           WESTERN UNION FINANCIAL SERVICES, INC.



By:    /s/ Erik Jensen                  By:    /s/ J. Powers
       ---------------------------             -------------------------------

Title: President                        Title: Credit Analyst
       ---------------------------             -------------------------------

Date: March 16, 2005                    Date:  6/20/2005
                                               -------------------------------

                              TERMS AND CONDITIONS

Client and Western Union agree as follows:

1. Western Union agrees to receive payments from customers (Customers) of Client and send such payments to Client as specified herein. In order to make a SWIFTPAY payment to Client, Customers shall go to a participating Western Union agent location, provide Western Union with their card and pay to Western Union cash equal to the amount to be sent to Client, plus Western Union's standard fee of $4.95. If Client elects to pay all or a portion of the fee, Western Union shall retain such fee from any transmittal of the principal amount to Client. Client agrees to a minimum monthly volume commitment of 500 SWIFTPAY transactions to be achieved within twelve months of Clients first transaction and 1,500 transactions to be achieved in each succeeding month thereafter throughout the term of this agreement. If Client's customers fail to send the required transactions in any given month, Client shall remit to Western Union an amount equal to the required minimum volume of transactions minus the actual transaction volume in such month, with the difference multiplied by $4.95. Such payment shall be remitted to Western Union by the 15th of the following month.

2. Client agrees to market the SWIFTPAY program to its Customers in accordance with the distribution and marketing plans attached hereto as Exhibit A. Client agrees not to make any changes in the program except with Western Union's prior written approval.

3. Client agrees to grant Western Union access to the names, addresses, telephone numbers and account numbers of customers (and other identification information requirements as Western Union may reasonably require from time to time) who are eligible to load value to Clients card program, such access to be made available by Transmission Control Protocol/Internet Protocol (TCP/IP) messaging to and from the Client's host. Such data access shall be in the form and content specified by Western Union as outlined in the STORED VALUE CARD EXTERNAL HOST INTERFACE document. The name and account number for each Customer in the data messaging shall correctly correspond to the card number assigned to such Customer. If any errors exist in the data message, Client shall be responsible for any losses arising therefrom, including any damages and expenses incurred by Western Union as a result thereof.

         a. Western Union will deliver SWIFTPAY payment transactions to its secure web site in a downloadable data file. Client will be provided with access to such web site to download the payment data file and to review the payments received. Costs of standard programming are included in the service. Client shall reimburse Western Union for costs incurred to meet any custom programming requirements of Client upon a mutual agreement.

         b. Western Union will deliver SWIFTPAY payments to Client on the third business day after the day of the transaction by initiating an Automated Clearing House (ACH) credit to the bank account designated by Client above (For example, for a payment made on Sunday, Western Union will initiate a corresponding ACH credit on Wednesday, and, for a payment made on Monday, Western Union will initiate a corresponding ACH credit on Thursday.), provided that, prior to the receipt of any SWIFTPAY payments from Western Union, such bank or any successor or additional bank(s), as appropriate, shall have executed and delivered to Western Union a Client-Bank Agreement in the form of Exhibit C. The above-identified bank and any successor or additional banks are referred to herein as the "Bank."

4. Western Union shall provide training of Client's personnel in the receiving and handling of SWIFTPAY transactions. Client and Western Union shall work together to develop an appropriate training program.

5. Client shall be responsible for promptly and diligently responding to and resolving inquiries and complaints from Customers relating to Client's Cards and shall promptly refer all inquiries and complaints concerning the SwiftPay service to Western Union. Western Union shall be responsible for promptly and diligently responding to and resolving inquiries and complaints from Customers arising out of the SWIFTPAY service and shall promptly refer all inquiries and complaints concerning the Cards to Client. The parties will cooperate with each other to resolve Customer service inquiries, to the extent necessary, with each party to bear its own costs.

6. Client shall credit each Customer's SWIFTPAY payment on its books promptly (and in no event later than the next business day) after such payment is posted on Western Union's web site. Client may not cancel or refuse a SWIFTPAY payment sent by Western Union on behalf of a Customer.

7. Western Union agrees to keep the names of Customers confidential and to make no disclosure thereof to any third party, except as necessary to process SWIFTPAY transactions or as required by law, regulation or order. Client agrees that it shall not either directly or indirectly disclose, disseminate or otherwise make available to any third party any information concerning the terms of this Agreement, any related policies, procedures, systems or processes of Western Union, any information concerning Western Union's SWIFTPAY agent network or any information regarding the Client's transaction volume, except as required by law.

8. Client shall comply (and shall cause its employees, agents, and subcontractors to comply) with all laws, orders, rules and regulations applicable to Client's business, including but not limited to, all federal and state consumer protection laws. Client agrees to indemnify Western Union and hold it harmless from any and all claims, losses, damages, liabilities or expenses (including attorneys' fees) of every nature and kind incurred as a result of Client's failure or alleged failure to comply with applicable laws, orders, rules and regulations. Any act or omission in breach of any such law, order, rule or regulation shall constitute a material breach of this Agreement.

9. Client will indemnify Western Union and hold it harmless from any and all claims, losses, damages, liabilities or expenses (including attorneys' fees) of every nature and kind arising from Client's breach of this Agreement, from Client's breach of the Client-Bank Agreement, or from the product or service provided by Client to a Customer, regardless of the presence or absence of negligence or criminal conduct. Western Union's sole responsibility for damages for error, delay, or nonpayment, whether or not caused by negligence (apart from Western Union's responsibility to assure payment of the principal amount accepted from Customer), shall be limited to a refund of the service fee paid in connection with the affected transaction, and Western Union shall have no liability therefor to Client, and Western Union's aggregate liability to Client for any other reasons shall be limited to $10,000. Under no circumstances will Western Union be liable to Client or Customers for indirect, incidental, special, or consequential damages, whether or not either party knew or had reason to know that they might be incurred.

10. In case of any overpayment by Western Union to Client, for any reason, Client agrees to promptly, upon request, refund the overpayment to Western Union. Client also agrees to promptly, upon request, reimburse Western Union for any duplicate payments, any payments refunded to Customers by Western Union or any incorrect payments. Western Union, at it s option, may deduct any such payment from future payment amounts transmitted by Western Union to Client hereunder and promptly advise Client of any such deductions.

11. The initial term (Initial Term) of this Agreement shall continue for a period of xxxx (x) years from the start of service date in accordance with Exhibit B. Unless terminated at the end of the Initial Term or any renewal term by written notice given at least thirty (30) days prior thereto by either party to the other, this Agreement shall automatically renew for successive additional one (1) year renewal terms. This Agreement may be terminated after notice by Western Union (i) if any information in Client's Credit Application or otherwise in connection with this Agreement is inaccurate, incomplete or misleading, (ii) if Client shall not have cured a breach of the Agreement, (iii) if Client has violated a Western Union compliance policy, (iv) if the Client-Bank Agreement terminates and is not immediately replaced with a substantially similar Agreement, or (v) for its convenience at any time upon at least thirty (30) days notice. In the event Western Union believes, in its sole discretion, Client may be in violation of any law, rule or regulation, or any Western Union compliance policy, Western Union may immediately suspend the services under this Agreement until such time as the violation is cured. This Agreement may be terminated by Client if Western Union shall not have cured a breach of the Agreement within
(30) days after written notice of such breach.

12. It is expressly agreed that the parties hereto are acting hereunder as independent contractors and not as joint venturers, partners, employer-employee, principal-agent or other similar business arrangement. This Agreement shall not be construed as authority for either party to act for the other party in any agency or other similar capacity.

13. This Agreement, the Credit Application, the Client-Bank Agreement(s), and any exhibits or Addenda attached hereto, represent the entire agreement of the parties with respect to the subject matter hereof, and may be modified only in writing signed by duly authorized representatives of the parties to be bound thereby. The construction, interpretation and performance of this Agreement, as well as any case or controversy arising out of the parties' relationship that is related to or contemplated by this Agreement, shall be governed and construed in accordance with the domestic laws of the State of New York without regard to its conflict of law provision. Client may not assign or otherwise transfer its rights and obligations pursuant to this Agreement without Western Union's prior written consent.

14. Additional Client Obligations. Client represents, warrants and covenants throughout the term of this Agreement as follows:

         a. Client's stored value cards and related products and services have received all necessary approvals of all relevant card associations, payment networks and similar organizations (collectively, the "Associations");

         b. That, to the best of Client's knowledge, the Bank is in good standing with applicable regulatory authorities and with the Associations;

         c. This Agreement does not conflict with any rules or regulations of, or any agreements that Client has entered into with Customers, the Bank or the Associations;

         d. Client and the Bank will use commercially reasonable efforts to comply with all relevant laws and the rules or regulations of all Associations;

         e. Client and the Bank will properly credit all SWIFTPAY payments to the Bank account designated in this Agreement, and will apply Customer's funds and settle stored value card transactions of Customers in accordance with this Agreement, the Client-Bank Agreement and the cardholder agreement among the Customer, the Bank and Client;

         f. Client and Bank shall not permit Customers to transfer funds from one card or card account to another card or card account, or from one Customer to another Customer;.

         g. Only a single stored value card will be issued to a Customer and only that Customer will be permitted to use or transact with such stored value card;

         h. Client and the Bank will require that the Customer be identified in connection with each SWIFTPAY transaction in accordance with Western Union's compliance requirements and Client will require Customers to present their stored value card to the Western Union agent in order to load value to such stored value card using the SWIFTPAY service;

         i. Client will not specifically target Western Union agents or agent locations to market, promote, distribute, sell or resell any stored value card products.

         j. Client agrees that the SWIFTPAY and Western Union name or logo shall not appear on Client's stored value card products unless preapproved in writing by Western Union, and shall only be used for marketing, sale, distribution or use of such Client products consistent with the terms of this Agreement;

         k. Client and Bank shall not permit the use of or loading of value to a stored value card by Customer, from any source, except as follows:

         i) The stored value cards shall be subject to a load limit of $950 (inclusive of all fees and charges) per value load per day, an aggregate load limit of $2,500 (inclusive of all fees and charges), and the first to occur in any given month of (A) aggregate load value of $9,500 or (B) 10 Prepaid Services load transactions;

         Customers may load value to their stored value cards only by (1) ACH (or direct deposit initiated by Customer) from a bank account in a US bank to the designated account at the Bank; (2) money order payment to the designated account at the Bank; (3) Prepaid Services transfer to the designated account at the Bank; or (4) or money transfer by a licensed money transmitter to the designated account at the Bank. If Client would like to permit the loading of value to a stored value card by a means other than those set forth in this Section, Client may submit a written request to Western Union that such means be added to this list. Western Union may agree or disagree with such a request at its sole discretion. If Western Union agrees to Client's request, this Agreement must be amended in writing before Client may permit Customers to load value to a stored value card through such means.

                  i) Client has implemented, and shall maintain throughout the duration of this agreement, an anti-money laundering program as required by 31 USC 5318(h)(1) and a customer identification program meeting the requirements of 31 CFR 103.121(b)(1) ET SEQ. Upon request, Client shall provide documents and information requested by Western Union demonstrating Client's compliance with the referenced laws and regulations. Additionally, Client shall cooperate with, and provide reasonable access during normal business hours to, Western Union for the purpose of reviewing Client's anti-money laundering program.

                                    EXHIBIT A

                        DISTRIBUTION AND MARKETING PLANS

Client agrees to engage in the following promotional activities:

1. Existing Customers of Client. Within thirty (30) days of the Effective date of the agreement, Client shall provide notice to all cash paying (including money orders) or high-risk customers describing the addition of the SwiftPay service to the existing value load solutions. The notice may include a description of the SwiftPay service, the Cardholder Agreement and any other promotional materials as deemed necessary by Western Union or Client.

2. New Customers of Client. During the enrollment of a new customer, Client shall provide notice to each new customer promoting the SwiftPay service as one option for loading value to the pre-paid card product. The notice may include a description of the SwiftPay service, the Cardholder Agreement and any other promotional materials as deemed necessary by Western Union or Client.

3. On-Going Promotions. Client shall promote the SwiftPay service, in addition to all other value load solutions, to its Customers via Western Union-approved references on Client's web site and in Customer's email communications with its Customers. Such promotions shall be continuously on going throughout the term hereof. Prior to the start-of-service date, Client shall submit a marketing plan for Western Union's approval.

4. Western Union Approval. Client acknowledges and agrees that all materials representing, promoting or referring to Western Union or the SwiftPay service shall be not be utilized or distributed until approved in writing by Western Union in its sole discretion.

Pursuant to paragraph 2(a) of the Terms and Conditions, Client agrees to engage in the following promotional activities: [INDICATE MARKETING INTIATIVES BELOW]

                              Marketing Initiatives

Morgan Beaumont will provide the following marketing efforts to notify our customers of the relationship with Western Union.

         1. Morgan Beaumont will provide information to all cardholders or the strategic relationship with Western Union, whereby all Western Union locations will be able to accept value loads for their card.

         2. Morgan Beaumont will provide information to appropriate personnel at Western Union to enable the customer service personnel to quickly and accurately answer any questions from Western Union store locations regarding FAQ's about Morgan value load process.

         3. Provide appropriate identifying information to Western Union personnel for any store wishing to display the SIRE Network logo to allow the store wishing to capture additional foot traffic by taking advantage of Morgans marketing efforts.

         4. Prominent mention of the Western Union Preferred Partner status in all communications with Morgan Beaumont cardholders.


                                                              EXHIBIT B

                                                  CONFIGURATION AND IMPLEMENTATION

This information is required for proper implementation. Please answer all questions prior to submission as delays will negatively impact the time to implement. All information in this Agreement may be verified by Western Union.

PLEASE RESPOND IN ALL WHITE BOXES.
------------------------------------------------------------------------------------------------------------------------------------
1.  WHAT TYPE OF CARD WILL BE USED:                              Will you produce your own cards? (Does not refer to Standard card)
------------------------------------------------------------------------------------------------------------------------------------
Visa and MasterCard Debit                                        Yes
                                                                 -------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
2. PAYMENT SPLIT: (must add to $6.00). ALL CLIENT PORTIONS WILL BE NETTED FROM THE DAILY SETTLEMENT AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Consumer Portion:  $                                             Client Portion:
------------------------------------------------------------------------------------------------------------------------------------
3.  PAYMENT AMOUNTS (TO NEAREST $1)
------------------------------------------------------------------------------------------------------------------------------------
Min (Std $1):  $                                                 Max (Std $200):  $
====================================================================================================================================
4.  DATA TRANSMISSION/COMMUNICATION: (CIRCLE ONE)                If FTP, Please enter your Primary and Secondary FTP Addresses
------------------------------------------------------------------------------------------------------------------------------------
FTP  Dial Up (TO WU SERVER)  Web Site
------------------------------------------------------------------------------------------------------------------------------------
5. HOW DO YOU MANAGE YOUR CLIENT RECORDS? (CHECK ONE):
------------------------------------------------------------------------------------------------------------------------------------
[  ]  Ledger Book                 [  ]  Spreadsheet              [  ]  Flat Database              [x]  Relational Database
                                  Name/Ver:                      Name/Ver:                        Name/Ver: Oracle 10G
------------------------------------------------------------------------------------------------------------------------------------
[x]  Relational Database with Programming                        [  ]  Dedicated Customer         [ ]  Outsource to a Third
Name/Ver: Oracle 10G                                             Management System                Party
                                                                 Name/Ver:                        Name:
------------------------------------------------------------------------------------------------------------------------------------
WHAT BILLING SYSTEM/METHOD DO YOU USE? (CHECK ONE):
------------------------------------------------------------------------------------------------------------------------------------
[  ]  Ledger Book                 [  ]  Spreadsheet              [  ]  Flat Database              [x]  Relational Database
                                  Name/Ver:                      Name/Ver:                        Name/Ver: Oracle 10G
------------------------------------------------------------------------------------------------------------------------------------
[x]  Relational Database with Programming                        [  ]  Dedicated Customer         [ ]  Outsource to a Third
Name/Ver: Oracle 10G                                             Management System                Party
                                                                 Name/Ver:                        Name:
------------------------------------------------------------------------------------------------------------------------------------
    DO YOU HAVE AN IN-HOUSE PROGRAMMER?         YES              HAVE YOU IDENTIFIED PROGRAMMING N/A
                                                                 RESOURCES/COMPANIES TO ASSIST YOU?
------------------------------------------------------------------------------------------------------------------------------------
    DO YOU REQUIRE ADDITIONAL TECHNICAL HELP IN IMPLEMENTING?    NO
------------------------------------------------------------------------------------------------------------------------------------
6.  TRANSMISSIONS:
------------------------------------------------------------------------------------------------------------------------------------
HOW OFTEN WILL YOU UPLOAD CUSTOMER FILES?:                       HOW OFTEN WILL YOU RETRIEVE PAYMENT FILES?
------------------------------------------------------------------------------------------------------------------------------------
Every 15 minutes X                Every 30minutes                Every 15 minutes X               Every 30minutes
------------------------------------------------------------------------------------------------------------------------------------
Every Hour                        [  ] Times Daily               Every Hour                       [  ] Times Daily
------------------------------------------------------------------------------------------------------------------------------------
7.  CURRENT QUICK COLLECT CLIENT:                                Will SWIFTPAY be the Primary Method of taking Payments? If not, explain.
------------------------------------------------------------------------------------------------------------------------------------
No                                                                No             Proprietary value load solution
------------------------------------------------------------------------------------------------------------------------------------
OFFICE USE ONLY:  If current Quick Collect Client = YES
------------------------------------------------------------------------------------------------------------------------------------
Code City:                                                       Account Number:
------------------------------------------------------------------------------------------------------------------------------------
                                                                 IMPORTANT NOTE: THIS CANNOT EQUAL THE SWIFTPAY DBA NAME FOR
                                                                 THE CLIENT. IF THE NAMES ARE THE SAME, THE QC "PAY TO" NAME
QC "PAY TO" NAME:                                                MUST BE CHANGED.
------------------------------------------------------------------------------------------------------------------------------------


                                                                 7




                                                              EXHIBIT B

                                                  CONFIGURATION AND IMPLEMENTATION
                                                              Continued

------------------------------------------------------------------------------------------------------------------------------------
8.  CONTACTS:
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE MGMT. CONTACT:                                         E-Mail Address:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Street Address:                                                  Floor/Suite:
------------------------------------------------------------------------------------------------------------------------------------
6015 31st Street East                                            102
------------------------------------------------------------------------------------------------------------------------------------
City:                                                            State:                           Zip Code:
------------------------------------------------------------------------------------------------------------------------------------
Bradenton                                                        FL                               34203
------------------------------------------------------------------------------------------------------------------------------------
     Telephone:                                                  Fax:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TECHNICAL CONTACT:                                               E-Mail Address:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Street Address                                                   Floor/Suite:
------------------------------------------------------------------------------------------------------------------------------------
6015 31st Street East                                            102
------------------------------------------------------------------------------------------------------------------------------------
City:                                                            State:                           Zip Code:
------------------------------------------------------------------------------------------------------------------------------------
Bradenton                                                        FL                               34203
------------------------------------------------------------------------------------------------------------------------------------
     Telephone:                                                  Fax:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT/ACCOUNTING/OPERATIONS CONTACT:                   E-Mail Address:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Street Address:                                                  Floor/Suite:
------------------------------------------------------------------------------------------------------------------------------------
6015 31st Street East                                            102
------------------------------------------------------------------------------------------------------------------------------------
City:                                                            State:                           Zip Code:
------------------------------------------------------------------------------------------------------------------------------------
Bradenton                                                        FL                               34203
------------------------------------------------------------------------------------------------------------------------------------
     Telephone:                                                  Fax:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CUSTOMER SERVICE CONTACT:                                        E-Mail Address:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Street Address:                                                  Floor/Suite:
------------------------------------------------------------------------------------------------------------------------------------
6015 31st Street East                                            102
------------------------------------------------------------------------------------------------------------------------------------
City:                                                            State:                           Zip Code:
------------------------------------------------------------------------------------------------------------------------------------
Bradenton                                                        FL                               34203
------------------------------------------------------------------------------------------------------------------------------------
     Telephone:                                                  Fax:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
9.  INITIAL MARKETS AND TARGET DATES:
------------------------------------------------------------------------------------------------------------------------------------
DESIGNATED MARKET AREA (DMA):                    DATES:               DESIGNATED            MARKET           AREA           DATES:
                                                                      (DMA):
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

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                                                                 8

                                    EXHIBIT C


     WESTERN UNION (R) PREPAID SERVICES (SWIFTPAY(R)) CLIENT-BANK AGREEMENT
     ----------------------------------------------------------------------

         This Client-Bank Agreement (Agreement) is entered into among Western Union Financial Services, Inc. ("Western Union"), Morgan Beaumont, Inc. ("Client"), and First Gulf Bank, N.A., with a business address c/o Alabama National BanCorporation, 1927 First Avenue, North Birmingham, Alabama 35203 ("Bank") pursuant to the Western Union Prepaid Services (also known as Western Union SWIFTPAY) Agreement between Western Union and Client dated March 18, 2005 (the "Service Agreement").

A. Under the terms of the Service Agreement, Western Union will send value load payments ("Load Payments") by customers ("Customers") holding stored value cards ("Stored Value Cards") in connection with Client's stored value card program ("Stored Value Program") and such amounts will be sent via Automated Clearing House (ACH) transfers to the account at the Bank for such purposes as designated below, and

B. The Service Agreement requires the execution of this Agreement among the Client, Bank and Western Union with regard to the designated account at the Bank and other obligations as set forth herein.

In consideration of the promises set forth herein, Client, Bank and Western Union agree as follows:

1. Bank shall hold the Load Payments sent by Customers through Western Union to Bank on behalf of Customers in the Bank account designated as follows:

         [account Number]

         [account Name]

         [Bank Routing Number]

The Load Payments sent by Western Union to such account shall be held by the Bank for the benefit of the Customers, and Bank shall be liable to each such Customer for the total amount of Load Payments sent by Western Union and received by Bank according to the terms and conditions of the cardholder agreement with such Customer.

2. The Bank and Client agree to authorize and settle all Stored Value Card transactions by Customers from the designated account at the Bank in accordance with the terms and conditions of this Agreement, the Service Agreement, and the cardholder agreement with each such Customer.

3. Bank represents, warrants and covenants throughout the term of this Agreement as follows:

         a) Client's stored value cards and related products and services have received all necessary approvals of all relevant card associations, payment networks and similar organizations (collectively, the "Associations");

         b) Bank is in good standing with applicable regulatory authorities and with the Associations;

         c) The Bank will use commercially reasonable efforts to comply with all relevant laws and the rules or regulations of all Associations;

         d) Bank's Agreement with Client shall include a provision that the Stored Value Program shall not permit Customers to transfer funds from one card or card account to another card or card account, or from one Customer to another Customer; only a single stored value card will be issued and outstanding at any given time to a Customer; the Bank's cardholder agreement with Customers shall permit only that Customer to use or transact with such stored value card,;

         e) Bank's cardholder agreement shall include a provision that the Customer agree to be identified in connection with each Prepaid Services transaction in accordance with Western Union's compliance requirements and that Customers present identification and must present their stored value card to the Western Union agent in order to load value to such stored value card using the Prepaid Service; such language to be provided by Western Union to Bank;

         f) Bank `s Agreement with Client, shall include a provision to not permit the use of or loading of value to a stored value card by Customer, from any source, except as follows:

                  i) The Stored Value Cards shall be subject to a load limit of $950 (inclusive of all fees and charges) per value load per day, an aggregate load limit of $2,500 (inclusive of all fees and charges), and the first to occur in any given month of (A) aggregate load value of $9,500 or (B) 10 Prepaid Services Load Payment transactions;

                  ii) Customers may load value to their Stored Value Cards only by (1) ACH (or direct deposit initiated by Customer) from a bank account in a US bank to the designated account at the Bank; (2) money order or check payment to the designated account at the Bank;
                           (3) a Western Union Load Payment sent to the designated account at the Bank; (4) or money transfer by a licensed money transmitter to the designated account at the Bank;

         g) Bank's Agreement with Client shall include throughout the duration of this agreement, an anti-money laundering program as required by 31 USC 5318(h)(1) and a customer identification program meeting the requirements of 31 CFR 103.121(b)(1) ET SEQ.

4. Upon request, Client shall provide documents and information requested by Western Union demonstrating Client's compliance with the referenced laws and regulations. Additionally, Client shall cooperate with, and provide reasonable access during normal business hours to, Western Union for the purpose of reviewing Client's anti-money laundering program.

5. Client may not cancel or refuse a Load Payment sent by Western Union once it has been authorized by Client.

6. If Client receives a load transaction from Western Union that exceeds the limits established in subsection 3(f) above, Client will provide, or cause to be provided, to Western Union an error report itemizing the transaction data, including card account number, the date, time and amount of the transaction, and the limit that was exceeded. Client and Western Union will work to determine the reason that the transaction occurred and to develop a solution to prevent similar situations from occurring. Client will establish procedures similar to those set forth above to address load transactions from sources other than Western Union which exceed the limits established above. Client may credit a load transaction that exceeds the limits set forth above to the Customer account; however, if repeated transactions in excess of the limits occur with respect to a given account, it will suspend load transactions to that account.

7. Bank shall not, directly or indirectly, disclose, disseminate or otherwise make available to any third party, other than Client, any information concerning the terms of this Agreement, any related policies, procedures, systems or processes of Western Union, any information concerning Western Union's Prepaid Services agent network or any information regarding the transaction volume or Client's stored value card program, except as required by law.

8. Bank shall comply with all laws, orders, rules and regulations applicable to its business and Bank's stored value card program.

9. Except as otherwise limited in this Agreement, Bank, Client and Western Union will indemnify each other and hold each other harmless from any and all third party claims, losses, damages, liabilities or expenses (including attorneys' fees) of every nature and kind incurred as a result of the indemnifying party's (x) failure or alleged failure to comply with applicable laws, orders, rules and regulations or (y) material breach of any duty, representation or warranty under this Agreement.

10. Western Union's maximum aggregate responsibility to any party under this Agreement and the Service Agreement (apart from Western Union's responsibility to assure transfer of the Load Payments accepted from Customers) for direct damages incurred by such party shall not exceed $250,000, except that Western Union's maximum aggregate liability under
         Section 9 of this Agreement shall not exceed $1,000,000.

11. Client's maximum aggregate responsibility to any party under this Agreement and the Service Agreement for direct damages incurred by such party shall not exceed $1,000,000, except that Client's liability under
         Section 9 of this Agreement and Section 9 of the Service Agreement shall be unlimited.

12. Bank's maximum aggregate responsibility to any party under this Agreement (apart from Bank's responsibility to assure application of the Load Payments to Customers accounts) for direct damages incurred by such party shall not exceed $250,000, except that Bank's maximum aggregate liability under Sections 8 and 9 of this Agreement shall not exceed $7,500,000.

13. Under no circumstances will either Bank or Western Union be liable to the other or to Client (nor will Western Union be liable to Customers) for indirect, incidental, special, exemplary, or consequential damages, whether or not any such person or party knew or had reason to know that they might be incurred.

14. This Agreement shall terminate upon the termination or expiration of the Service Agreement.

15. It is expressly agreed that the parties hereto are acting hereunder as independent contractors and not as joint venturers, partners, employer-employee, principal-agent or other similar business arrangement. This Agreement shall not be construed as authority for any party to act for any other party in any agency or other similar capacity.

16. This Agreement, together with the Service Agreement, and any exhibits or Addenda attached thereto, represents the entire agreement of the parties with respect to the subject matter hereof, and may be modified only in writing signed by duly authorized representatives of the parties to be bound thereby. This Agreement is made under, and shall be construed in accordance with, the laws of the State of Colorado. Neither Bank nor Client may assign or otherwise transfer its rights and obligations pursuant to this Agreement without Western Union's prior written consent.

17. Additional stored value card programs offered by Bank and Client with their own BINs and approved by Western Union may be allowed to load pursuant to this Agreement, upon execution of an addendum adding such programs to this Agreement and to the Service Agreement.

FIRST GULF BANK,  N.A.                    WESTERN UNION FINANCIAL SERVICES, INC.



By:    /s/ John R. Bragg                  By:    /s/ J. Powers
       -------------------                       -------------------------------

Title: Exec. V.P.                         Title: Credit Analyst
       -------------------                       -------------------------------

Date:  6/9/05                             Date: 6/20/05
       -------------------                       -------------------------------



MORGAN BEAUMONT, INC.

By:    /s/ Erik Jensen
       -------------------

Title: President
       -------------------

Date:  6/9/05
       -------------------

                                    EXHIBIT D
                                    ---------

                       Transaction Volume Rebate Schedule

         TOTAL NUMBER OF COMPLETED SWIFTPAY            AMOUNT PAYABLE
           TRANSACTIONS PER CALENDAR MONTH             PER TRANSACTION
           From                         To
           ----                         --
         ---------------------------------------------------------------
            1                         20,000                      $x.xx
         ---------------------------------------------------------------
          20,001                      40,000                      $x.xx
         ---------------------------------------------------------------
          40,001                      60,000                      $x.xx
         ---------------------------------------------------------------
          60,001                      50,000                      $x.xx
         ---------------------------------------------------------------
          80,000                         +                        $x.xx
         ---------------------------------------------------------------


                                                  WESTERN UNION COMMERCIAL SERVICES
                                                         CREDIT APPLICATION


WESTERN UNION IS SEEKING ANSWERS TO THE FOLLOWING QUESTIONS TO SATISFY ITS RESPONSIBILITIES UNDER ANTI-MONEY LAUNDERING LAWS AND
REGULATIONS.

Application Date: _________________________________

------------------------------------------------------------------------------------------------------------------------------------

                  GENERAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Corporate or Trade Name Legal Name
------------------------------------------------------------------------------------------------------------------------------------
DBA Name Tax ID#
------------------------------------------------------------------------------------------------------------------------------------
Business Address City State Zip
------------------------------------------------------------------------------------------------------------------------------------
Telephone # ( ) Fax # ( ) Email Address
------------------------------------------------------------------------------------------------------------------------------------
Type of Business
------------------------------------------------------------------------------------------------------------------------------------
Type of Organization [ ] Individual Proprietorship [ ] Partnership in the state of _______ [ ] Corporation in the state of ________
------------------------------------------------------------------------------------------------------------------------------------
Date Started / / Years at Present Address
------------------------------------------------------------------------------------------------------------------------------------
Bank Name Address
------------------------------------------------------------------------------------------------------------------------------------
Telephone # ( ) Account #
------------------------------------------------------------------------------------------------------------------------------------
BUSINESS PRINCIPALS (Required)
------------------------------------------------------------------------------------------------------------------------------------
President/Proprietor Social Security # DOB / /
------------------------------------------------------------------------------------------------------------------------------------
Home Address City State Zip
------------------------------------------------------------------------------------------------------------------------------------
Telephone # ( ) Email Address
------------------------------------------------------------------------------------------------------------------------------------
Marital Status [ ] Single [ ] Married [ ] Divorced [ ] Other _________________________
------------------------------------------------------------------------------------------------------------------------------------
Officer/Partner Social Security # DOB / /
------------------------------------------------------------------------------------------------------------------------------------
Home Address City State Zip
------------------------------------------------------------------------------------------------------------------------------------
Telephone # ( ) Email Address
------------------------------------------------------------------------------------------------------------------------------------
Marital Status [ ] Single [ ] Married [ ] Divorced [ ] Other _________________________
------------------------------------------------------------------------------------------------------------------------------------
The name of the Client's compliance officer and, if the Client is a money services business ("MSB") subject to registration (I.E., a currency dealer or exchanger; check casher; money transmitter; or issuer, seller or redeemer of money orders or traveler's checks, unless the Client only offers these services as a Client for another company), attach a copy of its FinCEN registration.
------------------------------------------------------------------------------------------------------------------------------------
Name
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 If the Client's business name or principal business address has changed in the last three (3) years, list the Client's previous business name(s) and addresses.
------------------------------------------------------------------------------------------------------------------------------------
 Previous Name
------------------------------------------------------------------------------------------------------------------------------------
 Previous  Address                                                 City                           State        Zip
------------------------------------------------------------------------------------------------------------------------------------
 Any significant changes in its services over the last three (3) years? Explain:
------------------------------------------------------------------------------------------------------------------------------------


                                                                 13



------------------------------------------------------------------------------------------------------------------------------------
 Has Business Ever Been Bankrupt Or Insolvent?    [ ] Yes                                         [ ] No
------------------------------------------------------------------------------------------------------------------------------------
 If Yes, Give Date  /   /               City                                             State
------------------------------------------------------------------------------------------------------------------------------------
 Has Bonding Ever Been Refused or Cancelled?     [ ] Yes                                          [ ] No
------------------------------------------------------------------------------------------------------------------------------------
 If Yes, Give Date   /   /               Name of Surety Company
------------------------------------------------------------------------------------------------------------------------------------
 Give Names And Contact Information Of Three Trade References:
------------------------------------------------------------------------------------------------------------------------------------
 Contact Name                                                           Telephone Number
------------------------------------------------------------------------------------------------------------------------------------
                                                                        (    )
------------------------------------------------------------------------------------------------------------------------------------
                                                                        (    )
------------------------------------------------------------------------------------------------------------------------------------
                                                                        (    )
------------------------------------------------------------------------------------------------------------------------------------

 Has the Client or any officer, director, compliance officer, or owner (other than a shareholder of a publicly-traded corporation) ever been charged or convicted of any felony under state, federal or foreign law or any of the above currently under investigation for any violation under state, federal or foreign law? If so, please explain:

 Has the Client or any owner of the client ever had a state-issued regulatory or business license revoked? If so, please explain:

 Has any state or federal authority ever brought a regulatory enforcement action or is such an enforcement action currently pending against the Client, including enforcement actions related to violations of the bank secrecy act or other anti-money laundering statutes? If so, when, by which authority, what was the nature of the violations, and what was the disposition?

 Has any money transfer company, bill payment company or issuer of payment instruments terminated its relationship with the Client? If so, which company and why?

 If the Client is a check casher; currency dealer or exchanger; issuer, seller or redeemer of stored value cards; seller, redeemer or issuer of money orders or traveler's checks; a money transmitter or another financial institution subject to the BANK SECRECY ACT, has it implemented an AML compliance program?

 Does the Client accept, transmit, or payout funds for gaming purposes or to pay gaming-related debt? If yes, please list the Client's gaming licenses.

 -------------------------------------------------------------------------------

 CLIENT BACKGROUND INFORMATION (Answer all questions)
 -------------------------------------------------------------------------------

1. Has Client (i.e., the sole proprietorship, partnership, or corporation) or any owner, officer, director or general partner of Client ever been charged with or convicted of any felony under state, federal or foreign law?


[ ] Yes           [X] No           (If Yes, attach explanation)

2. Has Client (i.e., the sole proprietorship, partnership, or corporation) or any owner, officer, director or general partner of Client ever had a prior business relationship with Western Union Financial Services, Inc., Integrated Payment Systems Inc., or First Data Corporation or any of its affiliates?


[ ] Yes           [X] No           (If Yes, attach explanation)

3. Has Client or any owner ever been bankrupt, refused borrowing, or are there current outstanding liens or judgments or civil actions pending?


[ ] Yes           [X] No           (If Yes, attach explanation)

Additional Instructions:


>> Submit copies of client's year-end financial statements for the last two years.

>> Client verifies that the information in this credit application and in the accompanying financial statements is true, complete and correct. Client agrees to update this information from time to time upon request, or if ownnership changes. Client understands that western union may use this information to obtain credit bureau reports, information from trade references and information from other sources as western union deems necessary or desirable.

>>       Please read the following and sign below.


All statements contained in this application and in the financial statements and other documentation submitted in support of this application are true and correct. Permission and authorization is hereby granted to Western Union Financial Services, Inc., Integrated Payment Systems Inc., First Data Corporation and its and their affiliates and representatives (collectively "WUFSI") as well as to prior employers, trade references, Dun & Bradstreet, banks, consumer credit services, consumer reporting agencies and state and federal government representatives, without regard to whether they are listed herein, to verify, receive, exchange, and obtain business and/or personal credit and other information including, without limitation criminal background checks, as part of this application or at any time thereafter in connection with the ongoing Client evaluation process, review of Money Transfer and Money Order activity and/or collection of any obligation arising from the Money Transfer and Money Order business relationship, including any related guaranties or any services offered by WUFSI. The undersigned further agree that neither WUFSI nor anyone who has furnished WUFSI any information concerning Client or the undersigned owners and/or principals of Client shall be responsible for any losses or damages Client or the undersigned owners or principals of Client may claim as resulting from said verification, receipt, exchange, or obtaining business and/or personal credit or other business and/or personal information. WUFSI reserves the right in its sole and absolute discretion to reject Client's application to become a WUFSI Client. Such rejection shall be without penalty of any type or kind to WUFSI. Under penalty of perjury, the undersigned certify that: (i) the federal taxpayer identification number shown on this application as Client's Federal Tax ID Number is the correct taxpayer identification number of Client (or Client is waiting for a number to be issued to Client), and (ii) Client is not subject to backup withholding because either Client is exempt from backup withholding, or Client has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified Client that it is no longer subject to backup withholding.

(ALL OWNERS AND PRINCIPALS MUST SIGN)


------------------------------------------------------------------------------------------------------------------------------------
 SIGNATURE                                                PRINTED NAME                                DATE
------------------------------------------------------------------------------------------------------------------------------------
  ADDRESS                                                 CITY                                        STATE            ZIP
------------------------------------------------------------------------------------------------------------------------------------
 SSN                   Marital Status      [ ] Single     [ ] Married       [ ] Divorced              [ ] Other  ___________________
------------------------------------------------------------------------------------------------------------------------------------
 SIGNATURE                                                PRINTED NAME                                DATE
------------------------------------------------------------------------------------------------------------------------------------
  ADDRESS                                                 CITY                                        STATE            ZIP
------------------------------------------------------------------------------------------------------------------------------------
 SSN                   Marital Status      [ ] Single     [ ] Married       [ ] Divorced              [ ] Other  ___________________
------------------------------------------------------------------------------------------------------------------------------------
 SIGNATURE                                                PRINTED NAME                                DATE
------------------------------------------------------------------------------------------------------------------------------------
  ADDRESS                                                 CITY                                        STATE            ZIP
------------------------------------------------------------------------------------------------------------------------------------
 SSN                   Marital Status      [ ] Single     [ ] Married       [ ] Divorced              [ ] Other  ___________________
------------------------------------------------------------------------------------------------------------------------------------


                                                                17